SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 1999

                               -------------------

                          CONCENTRA MANAGED CARE, INC.
             (Exact name of Registrant as specified in its charter)

              DELAWARE                       000-22751                      04-3363415
          (State or other             (Commission File Number)           (I.R.S. Employer
   jurisdiction of incorporation)                                     Identification Number)

          312 UNION WHARF
       BOSTON, MASSACHUSETTS                                                  02109
       (Address of principal                                                (Zip code)
         executive offices)

       Registrant's telephone number, including area code: (617) 367-2163

                                 NOT APPLICABLE
                  (former address if changed since last report)

ITEM 5. OTHER EVENTS

See the press release attached hereto as Exhibit 99.1 dated July 23, 1999 announcing revenues and earnings for the quarter ended June 30, 1999 for Concentra Managed Care, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

99.1   Press Release of the Registrant dated July 23, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CONCENTRA MANAGED CARE, INC.
                            (Registrant)

                            By:     /s/ Richard A. Parr II
                                    -------------------------
                            Name:   Richard A. Parr II
                            Title:  Executive Vice President, General Counsel &
                                    Secretary

Date:  July 23, 1999

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1  Press Release of Registrant dated July 23, 1999

                                  EXHIBIT 99.1

Contact:  Thomas E. Kiraly
          Executive Vice President and
          Chief Financial Officer
          (617) 367-2163, Ext. 5101

              CONCENTRA MANAGED CARE REPORTS SECOND QUARTER RESULTS

         BOSTON, Mass. (July 23, 1999) - Concentra Managed Care, Inc. (Nasdaq/NM: CCMC)("Concentra") today announced revenues and earnings for the second quarter ended June 30, 1999. Revenues for the quarter increased 11% to $174,088,000 from $157,501,000 in the same period last year. Operating income for the quarter totaled $23,928,000 compared with $27,604,000 last year. Net income for the second quarter was $11,526,000 or $0.24 per diluted share versus net income of $14,161,000 or $0.30 per diluted share a year ago.

         For the six months ended June 30, 1999, revenues increased 9% to $329,499,000 from $301,783,000 for 1998. Operating income for the first half of 1999 was $38,144,000 compared with $36,728,000 last year. Net income for the six months ended June 30, 1999 totaled $17,594,000 or $0.37 per diluted share versus net income of $15,008,000 or $0.32 per diluted share for the same period last year.

         The results described above for the first six months of 1998 include a non-recurring charge of $12,600,000 ($9,600,000 after-tax or $0.20 per diluted share) for fees, expenses and restructuring charges primarily associated with the February 1998 acquisition of Preferred Payment Systems. Net income for the first half of 1998, excluding this charge, was $24,608,000 or $0.52 per diluted share.

         EBITDA, as adjusted for computation in a manner consistent with the definition set forth in the Company's pending $190 million Series A Senior Subordinated Notes offering, was $32,181,000 for the quarter ending June 30, 1999 and $54,217,000 for the six-month period ending June 30, 1999.

         Commenting on the announcement, Daniel J. Thomas, President and Chief Executive Officer, said, "We are pleased with the strong growth achieved in our health services division during the second quarter and our continuing expansion of the number of occupational healthcare centers in our national network. We also are gratified by the progress we made during the quarter in developing a larger base of business for our specialized cost containment services, particularly through the exceptional performance of our Concentra Preferred Systems business unit. These divisions met or exceeded our expectations for revenue growth in the second quarter and continue to make strong contributions to the Company's overall profitability."

         Thomas noted that revenues from the Company's field case management unit for the period remained largely unchanged from the level seen in the first quarter. During the second half of 1998, the Company initiated new efforts to renegotiate under-performing field case management contracts and reallocate its resources to improve overall performance.

         Thomas also pointed out that Concentra recently distributed proxy materials to stockholders in connection with the Company's pending merger with Yankee Acquisition Corp., a corporation formed by Welsh, Carson, Anderson & Stowe. Concentra has scheduled a special meeting of stockholders on August 17, 1999, to consider and act on the merger proposal. Stockholders of record as of the close of business on July 8, 1999 are entitled to notice of and to vote at this special meeting.

         Concentra Managed Care is the leading provider and comprehensive outsource solution for cost containment and fully integrated care management in the occupational, auto, and group healthcare markets. Concentra offers prospective and retrospective services to employers and insurers of all sizes, providing pre-employment testing, loss prevention services, first report of loss, injury care, specialist networks and specialized cost containment to the disability and automobile injury markets. Currently, the Company operates the nation's largest network of occupational healthcare centers, managing the practices of approximately 334 physicians located in 188 centers in 55 markets in 29 states. The Company has approximately 1,100 field case managers who provide medical management and return to work services in 49 states, the District of Columbia, and Canada. The Company also has 84 service locations that provide specialized cost containment services including utilization management, telephonic case management, first notice of loss reporting, and retrospective bill review.

         This press release contains certain forward-looking statements, which the Company is making in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that the Company's actual results may differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the potential adverse impact of governmental regulation on the Company's operations, consummation of transactions involving the acquisition of some or all of the Company's common stock and related financing transactions, and interruption in its data processing capabilities, operational financing and strategic risks related to the Company's growth strategy, possible fluctuations in quarterly and annual operations, and possible legal liability for adverse medical consequences, competitive pressures, adverse changes in market conditions for the Company's services, and dependence on key management personnel. Additional factors include those described in the Company's filings with the Securities and Exchange Commission.

         Any offering of securities in connection with the merger will be made only by means of a prospectus.

                          CONCENTRA MANAGED CARE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                               THREE MONTHS ENDED                SIX MONTHS ENDED
                                                    JUNE 30,                           JUNE 30,
                                        -------------------------------    -------------------------------
                                            1999              1998              1999             1998
                                        -------------     -------------    -------------     -------------
REVENUE:
Health services                         $  81,942,000     $  66,019,000    $ 152,564,000      $124,082,000
Managed care services:
   Specialized cost containment            54,200,000        47,124,000      100,912,000        91,503,000
   Field case management                   37,946,000        44,358,000       76,023,000        86,198,000
                                        -------------     -------------    -------------     -------------
     Total managed care services           92,146,000        91,482,000      176,935,000       177,701,000
                                        -------------     -------------    -------------     -------------
       Total revenue                      174,088,000       157,501,000      329,499,000       301,783,000

COST OF SERVICES:
Health services                            62,586,000        48,861,000      120,386,000        94,001,000
Managed care services                      67,618,000        67,772,000      133,555,000       132,530,000
                                        -------------     -------------    -------------     -------------
       Total cost of services             130,204,000       116,633,000      253,941,000       226,531,000
                                        -------------     -------------    -------------     -------------
          Total gross profit               43,884,000        40,868,000       75,558,000        75,252,000

General and administrative expenses        16,841,000        11,228,000       31,261,000        21,873,000
Amortization of intangibles                 3,115,000         2,036,000        6,153,000         4,051,000
Non-recurring charge                                -                 -                -        12,600,000
                                        -------------     -------------    -------------     -------------
          Operating income                 23,928,000        27,604,000       38,144,000        36,728,000

Interest expense                            4,714,000         4,588,000        9,391,000         8,470,000
Interest income                            (1,014,000)       (1,429,000)      (2,126,000)       (1,662,000)
Other, net                                    182,000            48,000          280,000           109,000
                                        -------------     -------------    -------------     -------------
     Income before income taxes            20,046,000        24,397,000       30,599,000        29,811,000
Provision for income taxes                  8,520,000        10,236,000       13,005,000        14,803,000
                                        -------------     -------------    -------------     -------------

Net income                              $  11,526,000     $  14,161,000    $  17,594,000     $  15,008,000
                                        =============     =============    =============     =============

Basic earnings per share                $        0.24     $        0.30    $        0.37     $        0.33
                                        =============     =============    =============     =============
Weighted average common shares
  outstanding                              47,372,000        46,744,000       47,312,000        45,842,000
                                        =============     =============    =============     =============
Diluted earnings per share              $        0.24     $        0.30    $        0.37     $        0.32
                                        =============     =============    =============     =============
Weighted average common shares
  and equivalents outstanding              48,114,000        47,816,000       47,999,000        47,793,000
                                        =============     =============    =============     =============

                          CONCENTRA MANAGED CARE, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                                           JUNE 30,          DECEMBER 31,
                                                                            1999                1998
                                                                       ---------------    ----------------
                            ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $    67,688,000    $    101,128,000
   Marketable securities                                                     6,998,000           5,000,000
   Accounts receivable, net                                                152,530,000         127,615,000
   Prepaid expenses, tax assets and other current assets                    36,505,000          33,094,000
                                                                       ---------------    ----------------
     Total current assets                                                  263,721,000         266,837,000
PROPERTY AND EQUIPMENT, NET                                                 94,764,000          85,926,000
GOODWILL AND OTHER INTANGIBLE ASSETS, NET                                  308,676,000         277,953,000
MARKETABLE SECURITIES                                                        8,989,000          10,583,000
OTHER ASSETS                                                                19,008,000          15,495,000
                                                                       ---------------    ----------------
                                                                       $   695,158,000    $    656,794,000
                                                                       ===============    ================

             LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Revolving credit facilities                                         $             -    $              -
   Current portion of long-term debt                                           150,000              55,000
   Accounts payable, accrued income tax and expenses                        73,959,000          64,912,000
                                                                       ---------------    ----------------
     Total current liabilities                                              74,109,000          64,967,000

LONG-TERM DEBT                                                             328,118,000         327,870,000

DEFERRED INCOME TAXES AND OTHER LIABILITIES                                 32,976,000          24,082,000

STOCKHOLDERS' EQUITY:
   Common stock                                                                474,000             471,000
   Paid-in capital                                                         273,224,000         270,654,000
   Unrealized (loss) gain on marketable securities                             (27,000)             60,000
   Retained deficit                                                        (13,716,000)        (31,310,000)
                                                                       ---------------    ----------------
     Total stockholders' equity                                            259,955,000         239,875,000
                                                                       ---------------    ----------------
                                                                       $   695,158,000    $    656,794,000
                                                                       ===============    ================


                                      -END-